UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - March 27, 2024

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 27, 2024, Oncor Electric Delivery Company LLC (“Oncor”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with the purchasers named therein, which provides for the issuance by Oncor of certain senior secured notes. Pursuant to the Note Purchase Agreement, on or about April 24, 2024, Oncor intends, subject to the satisfaction of the certain customary closing conditions specified therein, to issue $100,000,000 aggregate principal amount of 5.00% Senior Secured Notes, Series F, due May 1, 2029 (the “Series F Notes”) and $50,000,000 aggregate principal amount of 5.49% Senior Secured Notes, Series G, due May 1, 2054 (together with the Series F Notes, the “Notes”).

The Notes will be sold under Section 4(a)(2) of the Securities Act of 1933, as amended. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes.

Oncor’s obligations under the Notes will be secured by a lien on all property acquired or constructed by Oncor for the transmission and distribution of electric energy, mortgaged as described under the Deed of Trust, Security Agreement and Fixture Filing (as amended, the “Deed of Trust”), dated as of May 15, 2008, from Oncor to The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as collateral agent (the “Collateral Agent”).

The Note Purchase Agreement provides for optional prepayment and in certain situations make-whole payments with respect to each series of the Notes. The Note Purchase Agreement also contains customary covenants, restricting, subject to certain exceptions, Oncor from, among other things, entering into mergers and consolidations, and sales of substantial assets. In addition, the Note Purchase Agreement requires that Oncor maintain a consolidated senior debt to consolidated total capitalization ratio of no greater than 0.65 to 1.00 and observe certain customary reporting requirements and other affirmative covenants.

The Note Purchase Agreement contains customary events of default, including the failure to pay principal or interest on the Notes when due, among others. If any such event of default occurs and is continuing, among other remedies provided in the Note Purchase Agreement, the outstanding principal of the Notes may be declared due and payable.

A copy of the Deed of Trust was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, the First Amendment to the Deed of Trust, dated March 2, 2009, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 10-K filed March 3, 2009, the Second Amendment to the Deed of Trust, dated September 3, 2010, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed September 3, 2010, and the Third Amendment to the Deed of Trust, dated November 10, 2011, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed November 15, 2011, which are incorporated by reference herein. The Note Purchase Agreement is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The above descriptions of the Deed of Trust, as amended, and the Note Purchase Agreement are qualified in their entirety by reference to the Deed of Trust and Note Purchase Agreement, respectively. Certain of the purchasers of the Notes and their respective affiliates have, from time to time, performed various commercial banking services for Oncor and certain of its affiliates for which they have received customary fees and expenses.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As previously reported, on February 21, 2024, Oncor entered into an unsecured revolving credit agreement (the “Credit Agreement”) among Oncor, as borrower, the lenders from time to time party thereto, and Wells Fargo Bank, National Association, as administrative agent for the lenders. The Credit Agreement, which matures on February 21, 2027, provides for an unsecured revolving credit facility in an aggregate principal amount of up to $500 million. Oncor previously borrowed $220 million on February 28, 2024 under the Credit Agreement.

On March 28, 2024, Oncor borrowed $280 million aggregate principal amount under the Credit Agreement. As a result of this March borrowing, Oncor has $500 million aggregate principal amount outstanding under the Credit Agreement. Oncor used the proceeds from the borrowing for general corporate purposes, including repayment of outstanding commercial paper notes issued under Oncor’s commercial paper program.

These borrowings under the Credit Agreement bear interest at a per annum rate equal to the term secured overnight financing rate for the interest period relevant to such borrowing, plus an adjustment of 0.10%, plus an applicable margin of between 0.875% and 1.50%, depending on certain credit ratings assigned to Oncor’s debt.

Additional details regarding the Credit Agreement are contained in Item 1.01 and Item 2.03 of Oncor’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 21, 2024 (“Prior 8-K”) and are incorporated herein by reference. The foregoing discussion of the terms of the Credit Agreement is not complete and is subject to, and qualified in its entirety by reference to, the Credit Agreement filed as Exhibit 10.1 to the Prior 8-K.

ITEM 7.01	REGULATION FD DISCLOSURE.

On April 2, 2024, Oncor posted a slide presentation on the Investor Relations section of its website (www.oncor.com) in connection with upcoming investor meetings. A copy of the slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of Oncor under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This current report and slide presentation contain forward-looking statements relating to Oncor within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, that are included in this report and slides, as well as statements made in presentations, in response to questions or otherwise, that address activities, events or developments that Oncor expects or anticipates to occur in the future, including such matters as projections, capital allocation, future capital expenditures, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of facilities, market and industry developments and the growth of Oncor’s business and operations (often, but not always, through the use of words or phrases such as “intends,” “plans,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “forecast,” “should,” “projection,” “target,” “goal,” “objective” and “outlook”), are forward-looking statements. Although Oncor believes that in making any such forward-looking statement its expectations are based on reasonable assumptions, any such forward-looking statement involves risks, uncertainties and assumptions. Factors that could cause Oncor’s actual results to differ materially from those projected in such forward-looking statements include: legislation, governmental policies and orders, and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; weather conditions and other natural phenomena, including any weather impacts due to climate change; acts of sabotage, wars, terrorist activities, cybersecurity attacks, wildfires, fires, explosions, hazards customary to the industry, or other emergency events and the possibility that Oncor may not have adequate insurance to cover losses or third-party liabilities related to any such event; actions by credit rating agencies; health epidemics and pandemics, including their impact on Oncor’s business and the economy in general; interrupted or degraded service on key technology platforms, facilities failures, or equipment interruptions; economic conditions, including the impact of a recessionary environment, inflation, supply chain disruptions, competition for goods and services, service provider availability, and labor availability and cost; unanticipated population growth or decline, or changes in market demand and demographic patterns, particularly in the Electric Reliability Council of Texas, Inc. (“ERCOT”) region; ERCOT grid needs and ERCOT market conditions, including insufficient electric capacity within ERCOT or disruptions at power generation facilities that supply power within ERCOT; changes in business strategy, development plans or vendor relationships; changes in interest rates or rates of inflation; significant changes in operating expenses, liquidity needs and/or capital expenditures; inability of various counterparties to meet their financial and other obligations to Oncor, including failure of counterparties to timely perform under agreements; general industry and ERCOT trends; significant decreases in demand or consumption of electricity delivered by Oncor, including as a result of increased consumer use of third-party distributed energy resources or other technologies; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees, including the availability of qualified personnel, and the potential adverse effects if labor disputes or grievances were to occur; changes in assumptions used to estimate costs of providing employee benefits, including pension and retiree benefits, and future funding requirements related thereto; significant changes in accounting policies or critical accounting estimates material to Oncor; commercial bank and financial market conditions, macroeconomic conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds and the potential impact of any disruptions in U.S. capital and credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial and other restrictions under Oncor’s debt agreements; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; and Oncor’s ability to effectively execute its operational strategy.

Further discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor with the U.S. Securities and Exchange Commission. Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. Any forward-looking statement speaks only as of the date on which it is made, and, except as may be required by law, Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for Oncor to predict all of them; nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, you should not unduly rely on such forward-looking statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Note Purchase Agreement, dated as of March 27, 2024, between Oncor Electric Delivery Company LLC and the purchasers named therein for Oncor Electric Delivery Company LLC’s 5.00% Senior Secured Notes, Series F, due May 1, 2029 and 5.49% Senior Secured Notes, Series G, due May 1, 2054.

99.1	Slide presentation distributed on April 2, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: April 2, 2024